                                                                          Page 20 of 34 Pages

                                       Aircraft Lease Portfolio Securitization
                                               96-1 Pass Through Trust
                                               RESTATEMENT dated 1.7.05
                                           Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTIONS IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
                              PRIOR                                                                            CURRENT
           ORIGINAL       PRINCIPAL                                                 REALIZED   ACCRETED      PRINCIPAL
CLASS    FACE VALUE         BALANCE    INTEREST PRINCIPAL  PREMIUM    TOTAL           LOSSES   INTEREST        BALANCE
-----------------------------------------------------------------------------------------------------------------------

  A    25,000,000.00   7,918,536.50   13,164.57     0.00      0.00 13,164.57            0.00       0.00   7,918,536.50
  A    60,000,000.00  19,004,487.42   31,594.96     0.00      0.00 31,594.96            0.00       0.00  19,004,487.42
  A   160,673,000.00  50,891,800.24   84,607.62     0.00      0.00 84,607.62            0.00       0.00  50,891,800.24
  B    56,868,750.00  40,063,750.00   85,970.13     0.00      0.00 85,970.13            0.00       0.00  40,063,750.00
  B            0.00            0.00        0.00     0.00      0.00     0.00             0.00       0.00           0.00
  C    50,044,500.00  39,559,903.71   98,075.59     0.00      0.00 98,075.59            0.00       0.00  39,559,903.71
  D    40,945,500.00  34,022,700.00        0.00     0.00      0.00     0.00             0.00       0.00  34,022,700.00
 E-1   82,918,250.00  82,918,250.00        0.00     0.00      0.00     0.00             0.00       0.00  82,918,250.00
 E-2           0.00            0.00        0.00     0.00      0.00     0.00             0.00       0.00           0.00

-----------------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000.00274,379,427.87  313,412.87     0.00      0.00 313,412.87           0.00       0.00 274,379,427.87
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                       FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                              PASS-THRU RATES
-----------------------------------------------------------------------------------------------------------------------
                              PRIOR                                                  CURRENT
                          PRINCIPAL                                                PRINCIPAL
CLASS     CUSIP             BALANCE    INTEREST PRINCIPAL  PREMIUM    TOTAL          BALANCE  * CURRENT           NEXT
-----------------------------------------------------------------------------------------------------------------------

A      02109PAA8         316.741460    0.526583 0.000000  0.000000  0.526583       316.741460  2.495000%      2.620000%
A      U02029AA1         316.741457    0.526583 0.000000  0.000000  0.526583       316.741457  2.495000%      2.620000%
A      02109PAE0         316.741458    0.526583 0.000000  0.000000  0.526583       316.741458  2.495000%      2.620000%
B      0219PAF7          704.494999    1.511729 0.000000  0.000000  1.511729       704.494999  3.075000%      3.200000%
B      U02029AB9           0.000000    0.000000 0.000000  0.000000  0.000000         0.000000  3.075000%      3.200000%
C      02109PAG5         790.494534    1.959768 0.000000  0.000000  1.959768       790.494534  3.475000%      3.600000%
D      02109PAH3         830.926475    0.000000 0.000000  0.000000  0.000000       830.926475 13.750000%     13.750000%
E-1    AL9601108       1,000.000000    0.000000 0.000000  0.000000  0.000000     1,000.000000 10.000000%     10.000000%
E-2    AL9601109           0.000000    0.000000 0.000000  0.000000  0.000000         0.000000 10.000000%     10.000000%

-----------------------------------------------------------------------------------------------------------------------
SELLER:                                  N/A                                  ADMINISTRATOR:       Michele Voon
SERVICER:                      Babcock & Brown Limited                                             Deutsche Bank
LEAD UNDERWRITER:                  Lehman Brothers                                                4 Albany Street
RECORD DATE:                       August 31, 2004                                              New York, NY 10006
DISTRIBUTION DATE:                September 15, 2004                        FACTOR INFORMATION:   (800) 735-7777
-----------------------------------------------------------------------------------------------------------------------
                                                                                         © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 21 of 34 Pages

                              Aircraft Lease Portfolio Securitization
                                      96-1 Pass Through Trust

                                  Statement To Certificateholders

-----------------------------------------------------------------------------------------------------
                                  ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Sep-04
-----------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD     01-Aug-2004  to  31-Aug-2004

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft           .......... 320,510,000.00

                    Aircraft Book Value                               .......... 241,602,301.39

                    Rentals, Interest and Other Payments in Arrears   ..........  145,000.00

                    Is there an existing Event of Default?            ..........     YES     *

                    Number of Registration Defaults                   ..........    0.00

                    Has an Enforcement Notice been Issued?            ..........     NO

                    WFC Aircraft Sale Date                            ..........     n/a

                    WFC Aircraft Payment Default Date                 ..........     n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                    Rents, Interest, Deferred Debt
                        & Other Lessee Payments                             1,426,947.00

                    Swap Receipts                                           0.00

                    Collections applied to excess aircraft
                        Maintenance Expenses                                0.00

                    Interim withdrawal of Defaulted Rent
                        from the Lease Maintenance
                        Reserve Account or the Lease
                        Security Deposit Account                            0.00

                    Transfer of Maintenance Reserve Receipts
                        to Lessee Funded Account                            0.00

                    Transfer of Security Deposit Receipts
                        to Lessee Funded Account                            0.00

                    Proceeds from sale or other disposition
                        of any Aircraft, Engine or other asset              0.00

                    Remaining Aircraft Purchase Account
                        funds after Aircraft Sale Date                      0.00
                                                                     ------------------------
                                      Sub Total:                                 1,426,947.00

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account           19,204.58
                         Expense Account                        0.00
                         Aircraft Purchase Account              0.00
                         Class D Note Interest
                              Reserve Account                   0.00
                         Contingency Reserve Account        1,185.01
                         Maintenance Reserve Account            0.00
                         Security Deposit Account               0.00
                                                           ----------------------
                    Total Investment earnings for all accounts         20,389.59

                    Investment Earnings retained within
                         Maintenance Reserve Account            0.00
                    Investment Earnings retained within
                         Security Deposit Reserve Account       0.00
                                                           ----------------------
                                                                            0.00
                                                                     ------------------------
                                      Sub Total:                                 1,447,336.59

* The company had insufficient funds to pay all of the interest  due  to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $7,865,835.83 See Item 1.2 Interest Amounts-Unpaid Balance D Note
   below for total overdue interest owed to holders to Class D Notes.
-----------------------------------------------------------------------------------------------------
                                                                       © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 22 of 34 Pages

                              Aircraft Lease Portfolio Securitization
                                      96-1 Pass Through Trust

                                  Statement To Certificateholders

-----------------------------------------------------------------------------------------------------
                                  ISSUE / COLLATERAL DETAIL REPORT

Distribution Date:  15-Sep-04
-----------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of Last
                         Aircraft Lessee Funded Account Transfers           0.00

                    After Enforcement Notice, Aircraft
                         Purchase Acct. funds                               0.00

                    Remaining amounts in the Aircraft
                         Purchase Account transferred due to
                         WFC Aircraft Delivery Termination Date
                         or WFC Aircraft Payment Default Date               0.00
                                                                     ------------------------
                                      Sub Total:                                 1,447,336.59

              Other Miscellaneous amounts
                    For any aircraft which has undergone
                         a total loss or for which the lease
                         has been sold, conveyed or transferred:
                             Available Maintenance Reserves Amount          0.00
                             Available Security Deposit Amount              0.00

                    Miscellaneous Other Proceeds                            0.00
                                                                     ------------------------
           Available Collections transferred to the Transaction Account:         1,447,336.59
                                                                     ========================

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                         from the Collection Sub-Account                    0.00
                    Liquidity Reserve Amount withdrawals
                         from the Collection Sub-Account              857,072.34
                    Amounts withdrawn from the Class D
                         Interest Reserve Sub-Account                       0.00
                    Amounts withdrawn from the Contingency
                         Reserve Sub-Account                                0.00
                                                                     ------------------------
                    Total Amounts transferred to the Transaction Account:        2,304,408.93
                                                                     ========================

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

                    Required Expense Amount plus Additional
         *               Company Expenses, Fees and Taxes           1,990,996.06
                    Amounts transferred to the Collection Account
                         for Maintenance Reserve Amount                     0.00
                    Swap Payments due to Swap Provider                      0.00
                    Amounts transferred to the Collection Account
                         for Liquidity Reserve Amount                       0.00
                    Amounts transferred to the Class D Note
                         Interest Reserve Account                           0.00
                    Aggregate Swap Breakage Costs                           0.00
                    Current plus prior unpaid Annual Dividends              0.00
                    Deposit to the Lessee Funded Account for
                        funds previously transferred from the Lessee
                        Funded Account according to Clause 7.07(a)(iv)
                        of the Deed of Charge.                              0.00
                                                                     ------------------------
                                                                                 1,990,996.06

                    Payments to Noteholders                                       313,412.87
                                                                     ------------------------
                    Total payments from the Transaction Account:                 2,304,408.93
                                                                     ========================

         *          Monthly withdrawal from Collection
                    Account for Carotene Account                       11,658.90

-----------------------------------------------------------------------------------------------------
                                                                       © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 23 of 34 Pages

                               Aircraft Lease Portfolio Securitization
                                       96-1 Pass Through Trust

                                   Statement To Certificateholders

-------------------------------------------------------------------------------------------------------
                                  CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:  15-Sep-04
-------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                                    1.6250%
               Next LIBOR Index Rate                                                       1.7500%

       1.2. INTEREST AMOUNTS
                        -----------------------------------------------------
                         CLASS      ACCRUED and UNPAID INTEREST AMOUNTS
                                ---------------------------------------------
                                    Note        Other (1)         Total
                        --------------------- --------------  ---------------
                        A Note     129,367.15   1,042,121.44    1,171,488.59
                        B Note      85,970.13     458,146.93      544,117.06
                        C Note      98,075.59     440,879.29      538,954.88
                        D Note   7,865,835.83   1,652,890.51    9,518,726.34
                        E Note  54,778,681.17           0.00   54,778,681.17
                        --------------------- --------------  ---------------
                                62,957,929.87   3,594,038.17   66,551,968.04
                                ---------------------------------------------

                        -----------------------------------------------------
                         CLASS                 UNPAID BALANCE
                                ---------------------------------------------
                                    Note        Other (1)         Total
                        --------------------- --------------  ---------------
                        A Note           0.00   1,042,121.44    1,042,121.44
                        B Note           0.00     458,146.93      458,146.93
                        C Note           0.00     440,879.29      440,879.29
                        D Note   7,865,835.83   1,652,890.51    9,518,726.34
                        E Note  54,778,681.17           0.00   54,778,681.17
                        --------------------- --------------  ---------------
                                62,644,517.00   3,594,038.17   66,238,555.17
                                ---------------------------------------------

                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on
                             Class D for January 2003 through November 2003
                             payment dates of $311,874.75.

       1.3. PRINCIPAL AMOUNTS
                        -------------------------------------------------------------------
                         CLASS     Target         Target       Additional    Target Amount
                                   Balance        Amount        Principal      Shortfall
                        ------  -------------- -------------  -----------------------------
                        A Note          (0.00) 77,814,824.16         0.00   77,814,824.16
                        B Note  40,063,750.00           0.00         0.00            0.00
                        C Note  35,256,100.00   4,303,803.71         0.00    4,303,803.71
                        D Note  28,845,900.00   5,176,800.00         0.00    5,176,800.00
                        -------------------------------------------------------------------
                                               87,295,427.87         0.00   87,295,427.87
                                              ---------------------------------------------

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                        0.00

               b) Class E Contingent Interest Amount                                  0.00

               c) Unpaid Annual Dividends Balance                                 4,500.00

-------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 24 of 34 Pages

                                      Aircraft Lease Portfolio Securitization
                                              96-1 Pass Through Trust

                                          Statement To Certificateholders

---------------------------------------------------------------------------------------------------------------------
                                              ADDITIONAL ITEMS REPORT
Distribution Date: 15-Sep-04
---------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period, as well as transfers resulting from the current Payment Date.

       ======================================================================================================
       Name                                 Prior Balance    Deposits    Withdrawals  Adjustments   Balance
       ======================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account *         22,191,000.00  1,447,336.59 2,304,408.93      0.00 21,333,927.66
            Expense Sub-Account                       0.00  1,979,337.16 1,979,337.16      0.00          0.00
            Aircraft Purchase Sub-Account             0.00          0.00         0.00      0.00          0.00
            Class D Note Interest
                 Reserve Sub-Account                  0.00          0.00         0.00      0.00          0.00
            Contingency Reserve Sub-Account   1,400,000.00      1,185.01     1,185.01      0.00  1,400,000.00
                                            -----------------------------------------------------------------
                                    TOTALS:  23,591,000.00  3,427,858.76 4,284,931.10      0.00 22,733,927.66

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance
                 Reserve Sub-Account                  0.00          0.00        0.00       0.00          0.00
            Segregated Security Deposit
                 Sub-Account**                        0.00          0.00        0.00       0.00          0.00
                                            -----------------------------------------------------------------
                                    TOTALS:           0.00          0.00        0.00       0.00          0.00

       Amounts held in respect of the Liquidity Reserve
           Amount within the Collection Account *                                 21,333,927.66
       Liquidity reserve is reduced by $ 500,000
           as per instructions & approvals.

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS

       --------------------------------------------------------------------------------------------------------------
        Aircraft     Aircraft    Avg. Appraised       Date        Aircraft       Event       Event      Sale / Insurance
         Lessee    Serial Number   Value (1)       Appraised     Book Value      Date     Description(2)    Proceeds
       --------------------------------------------------------------------------------------------------------------
           N/A          127               0.00  30-Jun-2004            0.00   8/2/1999        S         5,525,217.00
           N/A          283               0.00  30-Jun-2004            0.00  12/20/2002       S        20,757,041.00
           N/A         11287              0.00  30-Jun-2004            0.00   7/2/1999        S        12,646,518.00
           N/A         22381              0.00  30-Jun-2004            0.00   7/24/1997       S        35,000,000.00
         Asiana        23869     13,860,000.00  30-Jun-2004   17,681,724.44                                    -
       Travel Service  23870     14,540,000.00  30-Jun-2004   18,198,369.44                                    -
       Skynet Airlines 24519     14,990,000.00  30-Jun-2004   18,846,107.50                                    -
       China Southern  24898     13,340,000.00  30-Jun-2004   16,430,907.50                                    -
           N/A         24914              0.00  30-Jun-2004            0.00   10/1/2002       S        11,577,067.00
       Air Canada      24952     37,680,000.00  30-Jun-2004   51,187,145.00                                    -
       Air Canada      25000     37,170,000.00  30-Jun-2004   51,239,977.50                                    -
      Air 2000(First
      Choice Airways   25054     23,630,000.00  30-Jun-2004   33,125,977.50                                    -
        Meridiana      49785     10,510,000.00  30-Jun-2004   17,389,440.00                                    -
       Allegian Air    49786     10,900,000.00  30-Jun-2004   17,502,652.50                                    -
       --------------------------------------------------------------------------------------------------------------
                              -----------------              --------------                           --------------
                                176,620,000.00               241,602,301.39                            85,505,843.00
                              -----------------              --------------                           --------------

            Notes: (1) Appraised Values have been provided by: Avitas Inc.,
                       Aircraft Information Services Inc. and BK Associates Inc.
                   (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                   (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                   None

---------------------------------------------------------------------------------------------------------------------
                                                                                       © COPYRIGHT 2004 Deutsche Bank